UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                        Commission file number: 000-16299
                                ________________

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                 13-3054685
      (State or other jurisdiction of                     (IRS Employer
       Incorporation or Organization)                 Identification Number)

    801 Mahler Rd, Suite G, Burlingame, CA                    94010
   (Address of principal executive offices)                 (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 8.01  Other Events - Shareholder Letter

February 16, 2005

Dear Shareholder:

I am pleased to write my first letter to you as CEO of ANTs software inc. Four months ago I joined ANTs for maybe the same reason you invested in the company -- the possibility of the ANTs Data Server's performance and innovation creating a revolution in databases. ANTs reminds me of Teradata in its earliest stages -- great technology and the potential for changing the database marketplace. After four months, I remain convinced of the opportunity.

Since joining ANTs as President in October, I have focused on improving the selling process, acquiring new customers and getting the product ready for mission-critical production in enterprise data centers. In each of those areas, we are making progress.

Wireless Services Corporation continues to be a flagship customer and in January, Grupo S&C joined us as our second customer.

The sales path includes creating awareness of ANTs, facilitating a preliminary evaluation, confirming the potential benefits through a proof of concept step and converting the prospects' application. All of these steps should lead to a successful customer installation. Analyst and press coverage, the CRN Database of the Year award and our monthly newsletter e-mailed to more than 11,000 people are all helping make IT professionals aware of the company and its benefits. Downloads and initial evaluations are up 50% in the last three months. Future product releases should add robustness and provide a much easier migration path from Sybase and Microsoft.

Our customer engagement process has been streamlined and now moves quickly from understanding the customer's application and performance requirements, to proving our advantage and getting the customer's application running on ANTs. Every step helps reduce the risk and validates the benefits. Our story is simple, "If you can see it working in your data center with all the benefits you've experienced, why wouldn't you move ahead?" The good news is that a growing number of companies are agreeing with the approach.

Every day I am reminded of the talent and commitment of the ANTs team. While others were concluding the database market was mature and ready for consolidation, ANTs worked on breakthroughs that, we believe, changed the rules. Without the ANTs inventions, the pundits would probably have been right. ANTs innovation, however, continues unabated and we are making it easier to take advantage of ANTs technology. At the same time, we are adding features and increasing performance more rapidly than our competitors.

With all that said, the reality is that small companies and especially new market entrants face significant challenges to gain market acceptance. They are considered too risky for many IT executives. This is understandable since databases are complex and mission critical. As we gain customers and announce successful installations, the risk of an ANTs decision lessens. And, as we add customers, we believe the barriers should lessen and we expect each new customer to be easier to acquire. We are intensely focused on making that happen.

In conclusion I want to thank you for your continued support of ANTs. Without your patience and commitment, we couldn't have made it this far. Having been in this market for over 35 years, I know the technology is real, the opportunity huge and the obstacles will come down, one by one.

I look forward to meeting those who will attend the upcoming shareholders meeting and to leading the company to a bright future.

Respectfully,

Boyd Pearce
President and Chief Executive Officer


------------------------
I thought it might be helpful to answer some recent questions from shareholders:

When will you announce the next customer?
We are in various stages of evaluation, application conversion and business discussions with numerous potential customers. It is not possible to put a timeframe on the next customer announcement, however we have a goal of signing our next handful of customers over the next few months.

When do you expect revenues to start?
We expect to report revenues in the first half of 2005. Keep in mind that, at this stage of our development, it is critical that we secure referenceable customers in production ( i.e. using the product) and that we expect to charge these early customers less for the product. Once we build a solid core of customers in production, we expect that revenues will begin to grow.

Why didn't you disclose the terms of the deal with Grupo S&C?
It is not likely, for competitive and or legal reasons, that we will disclose the terms of any license agreements. It is not typical in our industry to do so.

When will Wireless Services Corporation go into production?
We have an excellent working relationship with WSC and in time we expect that they will be a production customer.

What happened to the Fortune 50 company you signed last July?
In July, you may recall that we announced that we had signed an evaluation agreement and agreed to pricing terms with a Fortune 50 company. Within a month or two, there was a management change and a companywide freeze on new technology vendors was instituted. At the time of the freeze we were not yet an approved vendor and our sponsor within the company was no longer able to continue the evaluation process. We maintain an active dialogue with this company and will pursue a reactivation of the evaluation as circumstances permit.

Why did Frank Ruotolo retire?
Let me assure you that Frank did not retire - I wouldn't let him! Frank is actively engaged at ANTs - as chairman of the board he does an great job of keeping your board up-to-date on key issues, he is critical to our fund-raising efforts and he is someone I consult regularly on issues of strategic importance.

Steve Messino is no longer on your Web site - what happened?
ANTs was Steve's 15th startup. It's what he does. Steve joined the company and helped establish and build the sales organization and now is moving on to his next startup. We appreciate all the hard work he put in to build the organization and wish him luck in his next venture.

Should I come to the annual meeting?
I encourage all who can to attend the annual meeting. It will be held on April 5, 2005. Details can be found in the Investor section of our Web site. I look forward to meeting all who attend.


This letter is neither an offer to sell nor a solicitation of offers to purchase securities. This press release contains certain forward-looking statements as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks include but are not limited to the following: there can be no assurance that ANTs software inc. (the "Company") will produce the expected results; that the Company will produce a commercially viable product; or that the Company will secure the necessary current and additional financing, intellectual property and staff to support current and future operations. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's most recent form 10-QSB for the quarter ended September 30, 2004. The Company undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANTs software inc.

Date: February 16, 2005                  By: /s/ Boyd Pearce
                                             ---------------
                                             Boyd Pearce, President
                                             and Chief Executive Officer